Earnings Per Share	12 Months Ended
Jan. 01, 2012
Earnings Per Share [Abstract]
Earnings Per Share

15.     Earnings Per Share

The following is a reconciliation of basic net earnings per share to diluted net earnings per share for the fiscal years ended January 1, 2012, January 2, 2011 and January 3, 2010:

(In Millions Except Per Share Data)	2011	2010	2009
Basic net earnings per share	$3.54	4.85	4.45
Average shares outstanding — basic	2,736.0	2,751.4	2,759.5
Potential shares exercisable under stock option plans	158.3	156.1	118.0
Less: shares repurchased under treasury stock method	(122.6)	(122.3)	(92.0)
Convertible debt shares	3.6	3.6	3.6

Adjusted average shares outstanding — diluted	2,775.3	2,788.8	2,789.1
Diluted net earnings per share	$3.49	4.78	4.40

The diluted net earnings per share calculation includes the dilutive effect of convertible debt that is offset by the related reduction in interest expense of $4 million after-tax for years 2011, 2010 and 2009.

Diluted net earnings per share excludes 51 million, 66 million and 121 million shares underlying stock options for 2011, 2010 and 2009, respectively, as the exercise price of these options was greater than their average market value, which would result in an anti-dilutive effect on diluted earnings per share.